                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-1365

                              SCUDDER GROWTH TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                  222 South Riverside Plaza, Chicago, IL 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        9/30

Date of reporting period:       9/30/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Growth Fund

Annual Report to Shareholders

September 30, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary September 30, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

Returns during all periods shown for Class B, C and Institutional Class shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/04
Scudder Growth Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.56%	-2.09%	-7.52%	3.86%
Class B	4.51%	-2.96%	-8.39%	2.83%
Class C	4.56%	-2.95%	-8.33%	2.97%
Russell 1000 Growth Index+	7.51%	1.61%	-6.78%	8.71%
S&P 500 Index++	13.87%	4.05%	-1.31%	11.08%

Scudder Growth Fund	1-Year	3-Year	5-Year	Life of Class*
Institutional Class**	5.83%	-1.77%	-7.19%	2.91%
Russell 1000 Growth Index+	7.51%	1.61%	-6.78%	7.21%
S&P 500 Index++	13.87%	4.05%	-1.31%	9.83%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Institutional Class shares (formerly Class I shares) commenced operations on July 3, 1995. Index returns begin June 30, 1995.
** On August 13, 2004, Class I shares of the Fund were redesignated as Institutional Class.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Growth Fund - Class A [] Russell 1000 Growth Index+ [] S&P 500 Index++

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/04
Scudder Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,949	$8,845	$6,377	$13,769
	Average annual total return	-.51%	-4.01%	-8.60%	3.25%
Class B	Growth of $10,000	$10,151	$8,955	$6,403	$13,223
	Average annual total return	1.51%	-3.61%	-8.53%	2.83%
Class C	Growth of $10,000	$10,456	$9,141	$6,474	$13,400
	Average annual total return	4.56%	-2.95%	-8.33%	2.97%
Russell 1000 Growth Index+	Growth of $10,000	$10,751	$10,490	$7,039	$23,060
	Average annual total return	7.51%	1.61%	-6.78%	8.71%
S&P 500 Index++	Growth of $10,000	$11,387	$11,263	$9,363	$28,612
	Average annual total return	13.87%	4.05%	-1.31%	11.08%

The growth of $10,000 is cumulative.

+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 9/30/04
Scudder Growth Fund		1-Year	3-Year	5-Year	Life of Class*
Institutional Class**	Growth of $1,000,000	$1,058,300	$947,800	$688,700	$1,304,200
	Average annual total return	5.83%	-1.77%	-7.19%	2.91%
Russell 1000 Growth Index+	Growth of $1,000,000	$1,075,100	$1,049,000	$703,900	$1,903,300
	Average annual total return	7.51%	1.61%	-6.78%	7.21%
S&P 500 Index++	Growth of $1,000,000	$1,138,700	$1,126,300	$936,300	$2,380,500
	Average annual total return	13.87%	4.05%	-1.31%	9.83%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

* Institutional Class shares (formerly Class I shares) commenced operations on July 3, 1995. Index returns begin June 30, 1995.
** On August 13, 2004, Class I shares of the Fund were redesignated as Institutional Class.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.
++ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/04	$ 8.54	$ 7.42	$ 7.56	$ 8.90
9/30/03	$ 8.09	$ 7.10	$ 7.23	$ 8.40

Class A Lipper Rankings - Large-Cap Growth Funds Category as of 9/30/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	432	of	631	69
3-Year	429	of	513	84
5-Year	268	of	371	73
10-Year	106	of	116	91

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B, C and Institutional Class shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended September 30, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2004
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 966.10	$ 961.10	$ 960.60	$ 966.30
Expenses Paid per $1,000*	$ 5.39	$ 9.83	$ 9.75	$ 3.69
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/04	$ 1,019.59	$ 1,015.05	$ 1,015.12	$ 1,021.31
Expenses Paid per $1,000*	$ 5.54	$ 10.10	$ 10.02	$ 3.79

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
Scudder Growth Fund	1.09%	2.00%	1.98%	.75%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Growth Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Julie M. Van Cleave, CFA

Managing Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Head of Large Cap Growth.

• Previous experience includes 19 years of investment industry experience at Mason Street Advisors, most recently serving as Managing Director and team leader for the large cap investment team.

• MBA, University of Wisconsin - Madison.

Jack A. Zehner

Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes nine years of investment industry experience at Mason Street Advisors where he served most recently as Director - Common Stock.

• MBA, Marquette University.

Thomas J. Schmid, CFA

Director of Deutsche Asset Management and portfolio manager of the fund.

• Joined Deutsche Asset Management and the fund in 2002.

• Previous experience includes 16 years of investment industry experience, most recently serving as Director - Common Stock at Mason Street Advisors.

• MBA, University of Chicago.

In the following interview, Portfolio Managers Julie M. Van Cleave, Thomas J. Schmid and Jack A. Zehner discuss Scudder Growth Fund's performance, the team's strategy and the market environment during the fund's most recent fiscal year ended September 30, 2004.

Q: Will you describe the market environment for growth stocks during the past 12 months?

A: During the latter portion of 2003 through the first three quarters of 2004, both bullish and bearish data points were plentiful within the stock market. On the positive side, the market benefited from continued economic growth, strong corporate earnings, a resilient consumer and low interest rates. On the negative side, we saw anemic employment growth, stubbornly high commodity prices (such as oil and steel) and a number of unwelcome geopolitical events, such as the ongoing insurgency in Iraq. In the end, the positive outweighed the negative during this period as the stock market in general, the fund and its benchmark indices all posted strong gains.

While market performance was positive during the period, market leadership changed rather dramatically over the last few months. As positive earnings surprises became less frequent and consensus earnings estimates were marginally reduced in some sectors, it became apparent that the growth rate of the economy and corporate earnings, while still squarely positive, had begun to slow. This slowing growth prompted investors to reassess the degree of risk they were willing to accept, and many began to gravitate toward higher-quality companies capable of producing consistent earnings growth and away from the smaller-capitalization, more cyclical stocks that had significantly outperformed in 2003.1

1 "Cyclical" describes companies and industries subject to a pattern (cycle) of growth and decline, often related to greater trends in the economy.

Q: How did the fund perform during its most recent fiscal year?

A: For the 12-month period ended September 30, 2004, Scudder Growth Fund posted an 5.56% return, compared with the 7.51% return of the Russell 1000 Growth Index. (Fund return is for Class A shares unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results.) The fund's return underperformed the 7.12% average return of large-cap growth funds as reported by Lipper Inc.2 (Please see pages 3 through 5 for performance of other share classes and more complete performance information.)

2 Source: Lipper Inc. The Lipper Large-Cap Growth Funds category is an unmanaged group of mutual funds that primarily invest in large-cap stocks with a greater-than-average growth orientation compared with the overall market. Returns reflect the reinvestment of all distributions. It is not possible to invest directly in the category.

Q: What helped the fund's performance?

A: Through our top-down sector allocation, our overweight in the energy sector proved to be quite additive to performance.3 While oil prices approached near all-time highs in nominal terms by the end of the period, our investment thesis remained focused on the long-term growth opportunities for the energy sector, despite a chronic underinvestment in the exploration and production of new reserves. One portfolio holding, oil and gas company EOG Resources, Inc., has been investing in the development of new reserves and has been an industry leader in this regard. The company raised its forecast for production growth based on the potential of its assets in the Barnett Shale region of Texas. EOG's shares surged during the period, rewarding our overweight. Another point of emphasis within the energy sector remains the energy equipment and service industry, as these firms provide the necessary tools for increased exploration. Nabors Industries Ltd. was a case in point, gaining strongly during the 12-month period.

3 "Overweight" means the fund holds a higher weighting in a given sector than the benchmark index. "Underweight" means the fund holds a lower weighting in a given sector than the benchmark index.

Security selection within the health care sector also proved positive for relative performance during the period. UnitedHealth Group, Inc. completed its acquisition of Oxford Health Plans, enhancing its leadership position within its industry and giving it a more meaningful presence in the key metro New York market. Shares of UnitedHealth Group surged during the last 12 months. Additionally, within the health care sector, we continue to emphasize the biotechnology and medical equipment industries, as opportunities for additional growth appear plentiful. Examples of strength within these industries include biotechnology holding Biogen Idec, Inc. and medical equipment company Zimmer Holdings, Inc., both of which realized healthy gains over the last year.

Q: What detracted from performance during the period?

A: Our positioning in the technology and consumer staples sectors detracted from comparative performance during the annual period. Within technology, profit-taking took place through most of the period and the sector lagged the benchmark. Early cycle outperformers such as portfolio holdings Intel Corp. and EMC Corp. were hard hit as concern mounted over slowing order growth. Within the consumer staples sector, Colgate-Palmolive Co. declined after reporting that earnings would come in short of consensus estimates. The company, which has a long history of consistent earnings growth, pointed to rising raw materials costs and higher marketing expenses as the reason for the earnings disappointment.

Q: How are you positioning the portfolio at present?

A: While we continue to believe that economic expansion and corporate earnings growth are sustainable through 2004 and beyond, a good deal of uncertainty remains in the market. We are confident that our approach to large-cap growth investing performs well in times of market uncertainty. This has been the case to date in 2004. As the market broadened, our dedication to a diversified, high-quality portfolio has been rewarded.

As the Federal Reserve gradually raises interest rates and commodity prices remain high, we continue to look for quality companies that can offset these trends. In terms of sector allocation, while we continue to maintain a strong exposure to the technology and consumer discretionary sectors, we have reduced the portfolio's cyclicality and have emphasized companies with more consistent earnings growth.4 As previously mentioned, we continue to focus on the medical devices and biotechnology industries within the health care sector. Finally, our strategic overweight in energy remains in place and continues to be additive to performance.

4 "Cyclical" companies and industries are those that are subject to a pattern (cycle) of growth and decline, often related to greater trends in the economy.

Q: How do you assess the market for large-cap stocks?

A: As it has become increasingly likely that the rate of economic and earnings growth will slow as the cycle of business expansion matures, market leadership continues to shift to sectors with more sustainable earnings growth and to higher-quality companies across each sector. In the near term, as the economic and geopolitical landscapes continue to evolve, the stock market appears content to take a wait-and-see approach. Longer term, however, it is important to note that some of the largest gains in the last bull market took place as the cycle matured. As a result, investor attention has begun to focus on the type of stocks Scudder Growth Fund comprises: large-cap, high-quality companies capable of producing consistent revenue and earnings growth. Given this market backdrop, we are enthused at the prospects for the fund and optimistic that our strategy will continue to be rewarded.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary September 30, 2004

Sector Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	9/30/04	9/30/03

Information Technology	24%	29%
Health Care	24%	21%
Consumer Discretionary	14%	14%
Consumer Staples	13%	12%
Industrials	9%	9%
Energy	8%	6%
Financials	7%	8%
Materials	1%	1%
	100%	100%

Ten Largest Equity Holdings at September 30, 2004 (28.9% of Portfolio)
1. Microsoft Corp. Developer of computer software	4.2%
2. General Electric Co. Industrial conglomerate	3.7%
3. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	3.6%
4. Johnson & Johnson Provider of health care products	3.1%
5. Wal-Mart Stores, Inc. Operator of discount stores	2.9%
6. Cisco Systems, Inc. Developer of computer network products	2.7%
7. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.3%
8. Procter & Gamble Co. Manufacturer of diversified consumer products	2.2%
9. EOG Resources, Inc. Explorer and producer of oil and gas	2.1%
10. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.1%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2004

	Shares	Value ($)

Common Stocks 98.6%
Consumer Discretionary 13.8%
Automobiles 1.8%
Harley-Davidson, Inc. (c)	254,300	15,115,592
Hotels Restaurants & Leisure 1.9%
International Game Technology	394,500	14,182,275
YUM! Brands, Inc.	54,200	2,203,772
		16,386,047
Internet & Catalog Retail 1.0%
eBay, Inc.*	96,400	8,863,016
Media 3.6%
Comcast Corp. "A"* (c)	226,300	6,318,296
McGraw-Hill Companies, Inc.	57,800	4,606,082
Omnicom Group, Inc.	167,800	12,259,468
Viacom, Inc. "B"	233,100	7,822,836
		31,006,682
Multiline Retail 2.7%
Kohl's Corp.*	132,900	6,404,451
Target Corp.	382,400	17,303,600
		23,708,051
Specialty Retail 2.8%
Bed Bath & Beyond, Inc.*	172,700	6,408,897
Home Depot, Inc. (c)	128,600	5,041,120
Lowe's Companies, Inc.	98,600	5,358,910
Staples, Inc.	243,700	7,267,134
		24,076,061
Consumer Staples 12.6%
Beverages 2.6%
Anheuser-Busch Companies, Inc.	73,400	3,666,330
PepsiCo, Inc.* (c)	391,400	19,041,610
		22,707,940
Food & Drug Retailing 4.6%
Wal-Mart Stores, Inc.*	501,400	26,674,480
Walgreen Co.	363,600	13,027,788
		39,702,268
Food Products 1.9%
Dean Foods Co.*	126,300	3,791,526
General Mills, Inc.	128,000	5,747,200
Hershey Foods Corp.	109,300	5,105,403
Kellogg Co.	39,600	1,685,622
		16,329,751
Household Products 3.5%
Colgate-Palmolive Co.	219,800	9,930,564
Procter & Gamble Co. (c)	371,700	20,116,404
		30,046,968
Energy 8.0%
Energy Equipment & Services 3.4%
Baker Hughes, Inc.	256,600	11,218,552
Nabors Industries Ltd.*	129,200	6,117,620
Schlumberger Ltd.	179,300	12,068,683
		29,404,855
Oil & Gas 4.6%
ConocoPhillips	118,100	9,784,585
Devon Energy Corp.*	151,800	10,779,318
EOG Resources, Inc.	297,300	19,577,205
		40,141,108
Financials 7.5%
Capital Markets 1.9%
Goldman Sachs Group, Inc.	23,800	2,219,112
Lehman Brothers Holdings, Inc.	70,600	5,628,232
Morgan Stanley	169,000	8,331,700
		16,179,044
Consumer Finance 1.6%
American Express Co. (c)	269,500	13,868,470
Diversified Financial Services 1.6%
Citigroup, Inc.	275,300	12,146,236
Fannie Mae	30,200	1,914,680
		14,060,916
Insurance 2.4%
AFLAC, Inc.	222,700	8,732,067
American International Group, Inc.	174,450	11,860,855
		20,592,922
Health Care 23.4%
Biotechnology 5.5%
Amgen, Inc.* (c)	228,900	12,974,052
Biogen Idec, Inc.*	132,100	8,080,557
Genentech, Inc.* (c)	262,400	13,755,008
Gilead Sciences, Inc.*	346,600	12,955,908
		47,765,525
Health Care Equipment & Supplies 6.5%
Baxter International, Inc.	218,000	7,010,880
Boston Scientific Corp.*	253,600	10,075,528
C.R. Bard, Inc. (c)	124,800	7,067,424
Medtronic, Inc.	332,000	17,230,800
Zimmer Holdings, Inc.*	189,300	14,962,272
		56,346,904
Health Care Providers & Services 1.7%
UnitedHealth Group, Inc.	203,600	15,013,464
Pharmaceuticals 9.7%
Abbott Laboratories	110,100	4,663,836
Eli Lilly & Co.	97,900	5,878,895
Johnson & Johnson	515,206	29,021,554
Pfizer, Inc.	1,085,195	33,206,967
Teva Pharmaceutical Industries Ltd. (ADR) (c)	420,300	10,906,785
		83,678,037
Industrials 8.7%
Aerospace & Defense 2.0%
United Technologies Corp.	188,600	17,611,468
Air Freight & Logistics 1.6%
FedEx Corp.	160,200	13,727,538
Industrial Conglomerates 5.1%
3M Co.*	113,600	9,084,592
General Electric Co.	1,029,400	34,567,252
		43,651,844
Information Technology 23.6%
Communications Equipment 4.1%
Cisco Systems, Inc.*	1,396,650	25,279,365
QUALCOMM, Inc.	253,800	9,908,352
		35,187,717
Computers & Peripherals 3.6%
Dell, Inc.*	183,800	6,543,280
EMC Corp.*	1,004,000	11,586,160
International Business Machines Corp.	152,200	13,049,628
		31,179,068
IT Consulting & Services 3.0%
Accenture Ltd. "A"*	272,900	7,381,945
Fiserv, Inc.*	261,400	9,112,404
Paychex, Inc.	325,100	9,801,765
		26,296,114
Semiconductors & Semiconductor Equipment 4.3%
Intel Corp.	1,043,010	20,922,781
Linear Technology Corp.	279,680	10,135,603
Texas Instruments, Inc.	303,000	6,447,840
		37,506,224
Software 8.6%
Adobe Systems, Inc.	46,400	2,295,408
Electronic Arts, Inc.* (c)	263,100	12,099,969
Intuit, Inc.*	134,025	6,084,735
Microsoft Corp.	1,399,480	38,695,622
Oracle Corp.*	560,700	6,324,696
Symantec Corp.*	159,300	8,742,384
		74,242,814
Materials 1.0%
Chemicals
Ecolab, Inc. (c)	262,400	8,249,856
Total Common Stocks (Cost $696,877,323)		852,646,264

Other 0.4%
iShares Nasdaq Biotechnology Index Fund* (c) (Cost $4,501,852)	56,500	3,955,000

Securities Lending Collateral 6.8%
Daily Assets Fund Institutional, 1.76% (d) (e) (Cost $58,831,050)	58,831,050	58,831,050
Cash Equivalent 0.8%
Scudder Cash Management QP Trust, 1.70% (b)
(Cost $6,796,330)	6,796,330	6,796,330
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $767,006,555) (a)	106.6	922,228,644
Other Assets and Liabilities, Net	(6.6)	(57,462,049)
Net Assets	100.0	864,766,595

* Non-income producing security.
(a) The cost for federal income tax purposes was $770,253,307. At September 30, 2004, net unrealized appreciation for all securities based on tax cost was $151,975,337. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $170,521,569 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $18,546,232.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at September 30, 2004 amounted to $56,864,455, which is 6.6% of net assets.
(d) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(e) Represents collateral held in connection with securities lending.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2004
Assets
Investments: Investments in securities, at value (cost $701,379,175) - including $56,864,455 of securities loaned	$ 856,601,264
Investment in Scudder Cash Management QP Trust (cost $6,796,330)	6,796,330
Investment in Daily Assets Fund Institutional (cost $58,831,050)	58,831,050
Total investments in securities, at value (cost $767,006,555)	922,228,644
Cash	10,000
Receivable for investments sold	5,032,403
Dividends receivable	416,742
Interest receivable	8,883
Receivable for Fund shares sold	150,728
Other assets	45,416
Total assets	927,892,816
Liabilities
Payable for investments purchased	1,685,622
Payable upon return of securities loaned	58,831,050
Payable for Fund shares redeemed	1,183,710
Accrued management fee	424,303
Other accrued expenses and payables	1,001,536
Total liabilities	63,126,221
Net assets, at value	$ 864,766,595
Net Assets
Net assets consist of: Accumulated net investment loss	(1,034)
Net unrealized appreciation (depreciation) on investments	155,222,089
Accumulated net realized gain (loss)	(598,424,467)
Paid-in capital	1,307,970,007
Net assets, at value	$ 864,766,595

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($767,545,896 / 89,893,962 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.54
Maximum offering price per share (100 / 94.25 of $8.54)	$ 9.06
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($78,728,230 / 10,612,266 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.42
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($18,137,233 / 2,398,442 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.56
Institutional Class Net Asset Value, offering and redemption price per share ($355,236 / 39,930 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.90

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended September 30, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $19,550)	$ 8,971,818
Securities lending income, including income from Daily Assets Fund Institutional	22,372
Interest - Scudder Cash Management QP Trust	116,575
Total Income	9,110,765
Expenses: Management fee	5,384,177
Distribution service fees	3,200,006
Services to shareholders	2,899,699
Custodian fees	43,527
Auditing	46,086
Legal	23,700
Trustees' fees and expenses	43,305
Reports to shareholders	137,700
Registration fees	36,257
Other	18,906
Total expenses, before expense reductions	11,833,363
Expense reductions	(357,917)
Total expenses, after expense reductions	11,475,446
Net investment income (loss)	(2,364,681)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,193,556)
Net unrealized appreciation (depreciation) during the period on investments	61,236,038
Net gain (loss) on investment transactions	58,042,482
Net increase (decrease) in net assets resulting from operations	$ 55,677,801

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended September 30,
	2004	2003
Operations: Net investment income (loss)	$ (2,364,681)	$ (3,428,113)
Net realized gain (loss) on investment transactions	(3,193,556)	(96,657,040)
Net unrealized appreciation (depreciation) on investment transactions during the period	61,236,038	279,542,843
Net increase (decrease) in net assets resulting from operations	55,677,801	179,457,690
Fund share transactions: Proceeds from shares sold	80,480,982	91,167,999
Cost of shares redeemed	(240,491,327)	(221,983,859)
Net increase (decrease) in net assets from Fund share transactions	(160,010,345)	(130,815,860)
Increase (decrease) in net assets	(104,332,544)	48,641,830
Net assets at beginning of period	969,099,139	920,457,309
Net assets at end of period (including accumulated net investment loss of $1,034 and $23,948, respectively)	$ 864,766,595	$ 969,099,139

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.09	$ 6.69	$ 9.10	$ 18.04	$ 15.79
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	(.02)	(.03)	(.04)	(.08)
Net realized and unrealized gain (loss) on investment transactions	.46	1.42	(2.38)	(7.17)	4.09
Total from investment operations	.45	1.40	(2.41)	(7.21)	4.01
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.73)	(1.76)
Net asset value, end of period	$ 8.54	$ 8.09	$ 6.69	$ 9.10	$ 18.04
Total Return (%)[b]	5.56	20.93	(26.48)	(42.55)	25.49
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	768	843	779	1,255	2,445
Ratio of expenses before expense reductions (%)	1.08	1.13	1.00	1.04[c]	1.00
Ratio of expenses after expense reductions (%)	1.08	1.13	1.00	1.02[c]	.99
Ratio of net investment income (loss) (%)	(.14)	(.24)	(.33)	(.28)	(.44)
Portfolio turnover rate (%)	21	25	44	80	49
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.02% and 1.02%, respectively.

Class B
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 7.10	$ 5.91	$ 8.12	$ 16.50	$ 14.69
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.07)	(.09)	(.15)	(.23)
Net realized and unrealized gain (loss) on investment transactions	.39	1.26	(2.12)	(6.50)	3.80
Total from investment operations	.32	1.19	(2.21)	(6.65)	3.57
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.73)	(1.76)
Net asset value, end of period	$ 7.42	$ 7.10	$ 5.91	$ 8.12	$ 16.50
Total Return (%)[b]	4.51[c]	20.14	(27.22)	(43.19)	24.32
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	79	105	116	228	504
Ratio of expenses before expense reductions (%)	2.31	1.99	1.90	2.06[d]	1.91
Ratio of expenses after expense reductions (%)	2.01	1.99	1.90	2.06[d]	1.90
Ratio of net investment income (loss) (%)	(1.07)	(1.10)	(1.23)	(1.33)	(1.35)
Portfolio turnover rate (%)	21	25	44	80	49
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 2.02% and 2.02%, respectively.

Class C
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 7.23	$ 6.03	$ 8.27	$ 16.72	$ 14.87
Income (loss) from investment operations: Net investment income (loss)[a]	(.07)	(.07)	(.09)	(.12)	(.23)
Net realized and unrealized gain (loss) on investment transactions	.40	1.27	(2.15)	(6.60)	3.84
Total from investment operations	.33	1.20	(2.24)	(6.72)	3.61
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.73)	(1.76)
Net asset value, end of period	$ 7.56	$ 7.23	$ 6.03	$ 8.27	$ 16.72
Total Return (%)[b]	4.56[c]	19.90	(27.09)	(43.03)	24.30
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18	20	18	26	42
Ratio of expenses before expense reductions (%)	2.23	1.97	1.86	1.87[d]	1.90
Ratio of expenses after expense reductions (%)	1.99	1.97	1.86	1.83[d]	1.89
Ratio of net investment income (loss) (%)	(1.05)	(1.08)	(1.19)	(1.08)	(1.34)
Portfolio turnover rate (%)	21	25	44	80	49
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.83% and 1.83%, respectively.

Institutional Class
Years Ended September 30,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.40	$ 6.91	$ 9.38	$ 18.45	$ 16.07
Income (loss) from investment operations: Net investment income (loss)[a]	.02	.02	-[b]	.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	.48	1.47	(2.47)	(7.36)	4.16
Total from investment operations	.50	1.49	(2.47)	(7.34)	4.14
Less distributions from: Net realized gains on investment transactions	-	-	-	(1.73)	(1.76)
Net asset value, end of period	$ 8.90	$ 8.40	$ 6.91	$ 9.38	$ 18.45
Total Return (%)	5.83[c]	21.56	(26.33)	(42.25)	25.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	1	8	13	23
Ratio of expenses before expense reductions (%)	2.58	.69	.65	.62[d]	.69
Ratio of expenses after expense reductions (%)	.72	.69	.65	.62[d]	.68
Ratio of net investment income (loss) (%)	.22	.20	.02	.12	(.13)
Portfolio turnover rate (%)	21	25	44	80	49
[a] Based on average shares outstanding during the period.
[b] Amount is less than $.005.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .61% and .61%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Growth Fund (the "Fund") is a diversified series of the Scudder Growth Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. On August 13, 2004, Class I was renamed Institutional Class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2004, the Fund had a net tax basis capital loss carryforward of approximately $591,460,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($355,280,000), September 30, 2011 ($141,100,000) and September 30, 2012 ($95,080,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2003 through September 30, 2004, the Fund incurred approximately $3,717,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2005.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ -
Capital loss carryforwards	$ (591,460,000)
Unrealized appreciation (depreciation) on investments	$ 151,975,337

* For tax purposes short-term capital gains distributions are considered ordinary income distributuions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended September 30, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $198,569,881 and $361,438,940, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $250,000,000 of the Fund's average daily net assets, 0.55% of the next $750,000,000 of such net assets, 0.53% of the next $1,500,000,000 of such net assets, 0.51% of the next $2,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.46% of the next $2,500,000,000 of such assets, 0.44% of the next $2,500,000,000 of such assets and 0.42% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended September 30, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.56% of the Fund's average daily net assets.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 0.92%, 1.005%, 0.99% and 0.715% for Class A, B, C and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses).

For the year ended September 30, 2004, the Advisor has agreed to reimburse the Fund $5,257 for expenses.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the year ended September 30, 2004, the amount charged to the Fund by SISC was as follows:

Service Provider Fee	Total Aggregated	Not Imposed	Unpaid at September 30, 2004
Class A	$ 1,841,448	$ -	$ 471,233
Class B	642,475	293,868	175,068
Class C	118,986	47,200	1,251
Institutional Class	11,916	11,580	1,315
	$ 2,614,825	$ 352,648	$ 648,867

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended September 30, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2004
Class B	$ 723,345	$ 56,245
Class C	152,183	13,608
	$ 875,528	$ 69,853

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2004	Effective Rate
Class A	$ 2,034,535	$ 173,376.24%
Class B	239,682	19,017.25%
Class C	50,261	3,346.25%
	$ 2,324,478	$ 195,739

Underwriting and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended September 30, 2004 aggregated $54,563 and $94, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended September 30, 2004, the CDSC for Class B and C shares aggregated $309,070 and $1,219, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2004, SDI received $113.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended September 30, 2004, the custodian fees were reduced by $12 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2004		Year Ended September 30, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	6,450,676	$ 56,273,839	8,340,194	$ 62,351,168
Class B	2,397,265	18,274,117	3,251,607	21,472,223
Class C	727,347	5,636,582	949,152	6,390,511
Institutional Class	31,499	296,444	125,559	954,097
		$ 80,480,982		$ 91,167,999
Shares redeemed
Class A	(20,778,245)	$ (181,098,999)	(20,678,944)	$ (153,604,710)
Class B	(6,562,628)	(50,033,750)	(8,096,494)	(52,788,103)
Class C	(1,131,762)	(8,767,387)	(1,059,296)	(7,130,269)
Institutional Class	(64,275)	(591,191)	(1,141,592)	(8,460,777)
		$ (240,491,327)		$ (221,983,859)
Net increase (decrease)
Class A	(14,327,569)	$ (124,825,160)	(12,338,750)	$ (91,253,542)
Class B	(4,165,363)	(31,759,633)	(4,844,887)	(31,315,880)
Class C	(404,415)	(3,130,805)	(110,144)	(739,758)
Institutional Class	(32,776)	(294,747)	(1,016,033)	(7,506,680)
		$ (160,010,345)		$ (130,815,860)

G. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

H. Fund Merger

On September 24, 2004, the Board of the Fund approved, in principle, the merger of the Fund into Scudder Capital Growth Fund, a Scudder fund managed by the same portfolio management team.

Completion of the merger is subject to a number of conditions, including final approval by the Fund's Board and approval by the shareholders of the Fund at a shareholder meeting expected to be held within approximately the next four months.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Scudder Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Scudder Growth Fund (the "Fund"), as of September 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of September 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Growth Fund at September 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts November 19, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of September 30, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	85
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	85
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	85
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	85
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	85
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	85
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	85
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees	85
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	85

Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	140
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management
n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present	Managing Director, Deutsche Asset Management (2004-present); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)	n/a
Charles A. Rizzo[5] (1957) Treasurer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 280 Park Avenue, New York, New York
4 Address: 345 Park Avenue, New York, New York
5 Address: Two International Place, Boston, Massachusetts
6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional

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ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

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For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KGRAX	KGRBX	KGRCX	KGRIX
CUSIP Number	81115H-104	81115H-203	81115H-302	81115H-401
Fund Number	003	203	303	503

ITEM 2.         CODE OF ETHICS.

As of the end of the  period,  September  30,  2004,  Scudder  Growth  Trust has adopted a code of ethics,  as defined in Item 2 of Form N-CSR,  that  applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                               SCUDDER GROWTH FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
 Fiscal Year  Audit Fees                        Tax Fees        All Other
    Ended       Billed       Audit-Related     Billed to      Fees Billed
September 30,  to Fund   Fees Billed to Fund     Fund           to Fund
--------------------------------------------------------------------------------
2004           $39,100        $0                  $6,900             $0
--------------------------------------------------------------------------------
2003           $37,630        $0                  $6,555             $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                  Audit-Related                               All
                 Fees Billed to  Tax Fees Billed to    Other Fees Billed
 Fiscal Year      Adviser and       Adviser and         to Adviser and
    Ended       Affiliated Fund   Affiliated Fund      Affiliated Fund
September 30,  Service Providers Service Providers    Service Providers
--------------------------------------------------------------------------------
2004               $281,500             $0                    $0
--------------------------------------------------------------------------------
2003               $137,900             $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that
E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund's operations and financial reporting. The Audit
Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                            Total Non-Audit Fees
                           billed to Adviser and       Total
                              Affiliated Fund        Non-Audit
                             Service Providers     Fees billed
                            (engagements related  to Adviser and
                 Total         directly to the     Affiliated Fund
                Non-Audit      operations and     Service Providers
               Fees Billed  financial reporting      (all other        Total
 Fiscal Year     to Fund        of the Fund)        engagements)    of (A), (B)
    Ended
 September 30,      (A)             (B)                   (C)         and (C)
--------------------------------------------------------------------------------
2004             $6,900            $0                  $441,601        $448,501
--------------------------------------------------------------------------------
2003             $6,555            $0                 $4,111,261      $4,117,816
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

                                       ***

The Fund's independent accountant, Ernst & Young LLP ("E&Y"), recently advised the Fund's Audit Committee that E&Y's member firms in China and
Japan ("E&Y China" and "E&Y Japan," respectively) provided certain non-audit services to Deutsche Bank entities and affiliates (collectively, the
"DB entities") during 2003 and 2004 that raise issues under the SEC auditor independence rules. The DB entities are within the "Investment Company Complex"
(as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

E&Y advised the Audit Committee that in connection with providing permitted expatriate tax compliance services during 2003 and 2004, E&Y China and
E&Y Japan received funds from the DB entities into E&Y "representative bank trust accounts" that were used to pay the foreign income taxes of the expatriates. E&Y has advised the Audit Committee that handling those funds was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)4(viii)), which states that "... an accountant's independence will be impaired if the accountant has ... custody of client assets.")

The Audit Committee was informed that E&Y China received approximately
$1,500 in fees for these services, while E&Y Japan received approximately
$41,000. E&Y advised the Audit Committee that it conducted an internal review of the situation and, in view of the fact that similar activities occurred vis-a-vis a number of E&Y audit clients unrelated to DB or the
Fund, E&Y has advised the SEC and the PCAOB of the matter. E&Y advised the Audit Committee that E&Y believes its independence as auditors for the
Fund was not impaired during the period the services were provided. In reaching this conclusion, E&Y noted a number of factors, including that none of the
E&Y personnel who provided the non-audit services to the DB entities were involved in the provision of audit services to the Fund, the E&Y professionals responsible for the Fund's audits were not aware that these non-audit services took place until October, 2004, and that the fees charged are not significant to E&Y overall or to the fees charged to the Investment
Company Complex.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Growth Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               December 6, 2004
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               December 6, 2004
                                    ---------------------------